June 30, 2025

WESTWOOD QUALITY VALUE FUND

TICKER SYMBOL: WHGQX

WESTWOOD INCOME OPPORTUNITY FUND

TICKER SYMBOL: WHGOX

WESTWOOD ALTERNATIVE INCOME FUND

TICKER SYMBOL: WMNUX

ULTRA SHARES

Series of Ultimus Managers Trust

Supplement to the Prospectus and Statement of Additional Information, each dated February 28, 2025

This supplement updates certain information in the Prospectus and Statement of Additional Information (the “SAI”) for the Ultra Shares of the Westwood Quality Value Fund, the Westwood Income Opportunity Fund and the Westwood Alternative Income Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Funds’ Prospectus or SAI, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectus for the Funds.

Effective June 30, 2025, Corey Henegar, Senior Vice President, Portfolio Manager and Senior Research Analyst, will become a member of the portfolio team of the Westwood Quality Value Fund, joining Lauren Hill, Matthew Lockridge and Michael Wall, who will continue as members of the Fund’s portfolio team.

The following disclosure is added to the section entitled “Portfolio Managers” beginning on page 60 of the Prospectus:

Mr. Corey Henegar, CFA®, has served as Senior Vice President, Portfolio Manager, and Senior Research Analyst since rejoining Westwood in February 2025. Mr. Henegar previously was a Co-Founder, Portfolio Manager and Analyst with Oakview Capital Management, L.P. At Oakview, Mr. Henegar managed an AllCap Value portfolio and covered a variety of sectors using a Quality-Value investment approach. From 2001-2010, Mr. Henegar was with Westwood as both an Analyst and Portfolio Manager on the SmidCap Value strategy. Mr. Henegar holds the CFA charter and graduated from Texas Tech University with a Bachelor of Business Administration degree in Finance. Mr. Henegar has more than 24 years of investment experience. Mr. Henegar has managed the Quality Value Fund since 2025.

The following disclosure replaces in its entirety the second paragraph in the section entitled “Dividends and Distributions” on page 77 of the Prospectus:

The Income Opportunity Fund and Alternative Income Fund distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually.

The following information is added to the table in the section entitled “THE PORTFOLIO MANAGERS – Fund Shares Owned by the Portfolio Managers” beginning on page 89 of the SAI:

Name	Dollar Range of Fund Shares
Corey Henegar, CFA	$50,001-$100,000 (Westwood Quality Value Fund)

The following information is added to the table in the section entitled “THE PORTFOLIO MANAGERS – Other Accounts” beginning on page 91 of the SAI:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)
Corey Henegar, CFA	0	$0	0	$0	2	$0.3

[1]	Represents the portion of assets for which the portfolio manager has responsibility in the accounts indicated. The accounts indicated may contain additional assets under the responsibility of other portfolio managers and therefore may be duplicated. Information is as of March 31, 2025.

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.

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